Dividends	12 Months Ended
Dec. 31, 2022
Dividends
Dividends

10. Dividends

Dividends are recognised on the date that the shareholder’s right to receive payment is established. This is generally the date when the dividend is declared.

Dividends paid

During 2022, 2021 and 2020, the Group declared and paid a series of dividends to GSK and Pfizer under the Shareholders’ Agreement valid at that time. These dividends included the following:

Dividends declared and paid during the year

	2022	2021	2020
Total dividends paid (£m)	11,930	1,148	2,371
Per share (£)	11,930	1,148	2,371

The dividends per share for the dividends declared and paid before the demerger activities that took place in July 2022 were paid from the former ultimate holding company of CHHL2 and were calculated based on CHHL2’s share structure. The Group utilised a £9,211m loan plus £37m of interest receivable from its former equity shareholders, prior to the demerger, to partially fund the pre-separation dividend and the final sweep dividend.